                                                                 Exhibit 10.2(b)


                                 FIRST AMENDMENT

            FIRST AMENDMENT(this "Amendment"), dated as of March __, 1998, among Chicago Title and Trust Company (the "Company"), the lenders listed on the signature pages hereof (the "Lenders") and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided for such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, the Company, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of March 29, 1996 (the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE it is agreed:

      I. AMENDMENTS

            1. Section 8.1 of the Credit Agreement is hereby amended by deleting the words "(with sufficient copies for the Lenders)" and by adding the following in lieu thereof:

            "and to each of the Lenders".

            2. Section 8.16 of the Credit Agreement is hereby amended by adding the following provision after the word "conducted":

            ", provided that in connection with the spin-off of the Company by Alleghany Corporation, the Company's asset management business may be transferred to Alleghany Corporation or one of its Subsidiaries".

            3. Section 10.1.6 of the Credit Agreement is hereby amended (effective with the spin-off of the Company by Alleghany Corporation) by deleting it in its entirety and by inserting in lieu thereof the following:

            "SECTION 10.1.6 Change of Control. (i) Chicago Title Corporation shall cease to own 100% of the Company's capital stock; or (ii) any Person or "group" (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as in effect on the date hereof) other than the Kirby Family shall (A) have acquired beneficial ownership of 20% or more on a fully diluted basis of the economic and voting interest in Chicago Title Corporation's capital stock or
            (B) have obtained the power (whether or not exercised) to elect a majority of Chicago Title Corporation's directors."

            4. Section 1.1 of the Credit Agreement is hereby amended by inserting, in alphabetical order, the following:

            "Chicago Title Corporation shall mean Chicago Title Corporation, a publicly traded company incorporated under the laws of Delaware."

            "Kirby Family shall mean F.M. Kirby, Allan P. Kirby, Jr., Grace Kirby Culbertson and any of the beneficiaries of, or trusts set up by, the estate of Ann Kirby Kirby."

      II. MISCELLANEOUS PROVISIONS

            1. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company hereby represents and warrants that (x) no Event of Default exists on the Amendment Effective Date, both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement and other Loan Documents shall be true and correct in all material respects on the Amendment Effective Date, both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such date).

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

            4. This Amendment and the rights and obligations of the parties thereunder shall be construed in accordance with and governed by the law of the State of New York.

            5. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Company, the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent in accordance with Section 12.2 of the Credit Agreement.

            6. The Company covenants that on the Amendment Effective Date and immediately after giving effect to the spin-off of the Company by Alleghany Corporation, the Company shall cause Chicago Title Corporation to deliver to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, a certificate of the Secretary or Assistant Secretary of Chicago Title Corporation certifying that (i) Chicago Title Corporation is incorporated and duly authorized to engage in business under the laws of Delaware; and (ii) Chicago Title Corporation owns 100% of the Company's capital stock.

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     CHICAGO TITLE AND TRUST COMPANY


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative
                                       Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     UNITED STATES NATIONAL BANK OF OREGON


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

                                     HARRIS TRUST AND SAVINGS BANK


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                     By:
                                        -------------------------------
                                        Name:
                                        Title: